UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2005
(Date of earliest event reported)

HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)

(616) 654-3000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

On April 25, 2005, the Herman Miller, Inc. Board of Directors approved an amendment to the Herman Miller, Inc. Key Executive Deferred Compensation Plan. A copy of the amendment is attached to this Form 8K as Exhibit 99.1.

In addition, on this same date, the Company’s Board of Directors established incentive program targets for certain key executives under the Herman Miller, Inc. Long Term Incentive Plan (LTIP) and the Herman Miller, Inc. Executive Incentive Cash Bonus Plan. In both instances targets are partially or fully achieved or exceeded based upon achievement of EVA improvement from the previous years as determined by the Executive Compensation Committee. The table below presents the targets for the Company’s named executive officers, for the Company’s fiscal year beginning May 29, 2005.

Name of Executive	Target Bonus as a % of Base Salary	Target Value of Grants Under LTIP

Brian Walker	85%	$300,000
Beth Nickels	50%	$275,000
Gary Miller	50%	$200,000
John Portlock	50%	$ 80,000
Mike Volkema	0%	$ 0

Item 9.01.        Financial Statements and Exhibits

Exhibits.

99.1       Herman Miller, Inc. Amended and Restated Key Executive Deferred Compensation Plan

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 29, 2005	HERMAN MILLER, INC. (Registrant) By: /s/ Elizabeth A. Nickels Elizabeth A. Nickels Chief Financial Officer

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EXHIBIT INDEX

99.1       Herman Miller, Inc. Amended and Restated Key Executive Deferred Compensation Plan

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EXHIBIT 99.1

HERMAN MILLER, INC.
AMENDED AND RESTATED KEY EXECUTIVE
DEFERRED COMPENSATION PLAN

        HERMAN MILLER, INC. AMENDED AND RESTATED KEY EXECUTIVE DEFERRED COMPENSATION PLAN (the “Plan”) adopted by the Board of Directors of Herman Miller, Inc. (the “Board”) the 25th day of April, 2005, with reference to the following:

        A.        Under Section 12, subsection (a), of the Plan, “Termination or Amendment of Plan, (a) In General,” the Board may, at any time by resolution, subject to certain conditions, amend the Plan.

        B.        The Board has amended the Plan from time to time since its inception.

        C.        On October 22, 2004, the American Jobs Creation Act of 2004 (P.L. 108-357) was enacted which, among other things, added Section 409A to the Internal Revenue Code of 1986, as amended (the “Code”) to govern the taxation of nonqualified deferred compensation.

        D.        The Board has elected to amend the Plan to comply with Section 409A of the Code with respect to amounts deferred or vested after December 31, 2004. The Board intends that this First Amendment does not constitute a “material modification” of the Plan as such term is used in Code Section 409A(d)(2)(B) and further described in Notice 2005-1, Q&A-18. As such, the Board intends that the provisions of Section 409A of the Code will not apply to amounts deferred and vested under the Plan prior to January 1, 2005.

        NOW, THEREFORE, effective January 1, 2005, the Plan is being amended and restated in its entirety as provided below.

        1.        Purpose. The purposes of the Plan are to:

(a) Provide executives of Herman Miller, Inc. (the “Company”) or any of its affiliates or subsidiaries the opportunity to acquire an equity interest in the Company.

(b) Attract and retain well-qualified individuals

(c) Align the interests of management and the shareholders of the Company.

The Plan shall permit employees selected by the Committee, in the manner set forth in Section 3 of the Plan, to participate in the Plan (“Participants”) to defer receipt of all or a portion of the Participant’s EVA Cash Incentive or Bonus under the Executive Cash Bonus Incentive Plan (the “Incentive Plan”). A Participant’s interest under the Plan shall be expressed in Stock Units equivalent to shares of the Company’s Common Stock, par value $.20 per share (“Shares”). The Plan may be adopted by any of the Company’s affiliates or subsidiaries with the consent of the Board.

        2.        Definitions.

(a) “Change in Control” means:

        (1)        The acquisition by any Person of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 20 percent or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities unless such outstanding convertible or exchangeable securities were acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of Paragraph (3) of subsection (a) of this Section (2) shall be satisfied; and provided further that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 20 percent or more of the Outstanding Company Common Stock or 20 percent or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

        (2)        Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

        (3)        Consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60 percent of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60 percent of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan or related trust sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of the then outstanding shares of common stock of such corporation or 20 percent or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

        (4)        Consummation of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, each of the conditions described in clauses (i), (ii) and (iii) of Paragraph (3) of subsection (a) of this Section 2.

(b) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c) “Person” means any individual, entity or group including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

        3.        Term and Plan Year. This amendment and restatement of the Plan shall be effective when adopted by the Board. The Plan shall remain in effect until terminated by the Board. The issuance of Shares under the Plan may be conditioned upon the effectiveness of a registration statement covering the Shares. The “Plan Year” shall be the period beginning on the first day of the Company’s fiscal year and ending on the last day of its fiscal year.

        4.        Eligibility and Participation. Within 15 days after the Plan becomes effective and annually thereafter, on or before the 30th day preceding the first day of each Plan Year, the Executive Compensation Committee of the Board (the “Committee”) will determine those executives who are eligible to become Participants. At the same time, the Committee will establish the limits which shall apply to each Participant’s participation (the “Limits”). These Limits shall be:

(a) The maximum percentage of the EVA Cash Incentive or Bonus under the Incentive Plan which may be deferred by each Participant;

(b) The maximum amount of EVA Cash Incentive or Bonus under the Incentive Plan which will be subject to a Premium Percentage for each Participant; and

(c) The amount of the Premium Percentage for each Participant.

An eligible executive will become a Participant by submitting a Deferral Election within 30 days after becoming eligible to participate in the Plan and thereafter prior to the first day of the Plan Year. An employee’s eligibility to submit a Deferral Election and the annual Limits shall not carry over from year to year. Each executive must have his or her eligibility to submit a Deferral Election and the Limits determined annually by the Committee.

        5.        Deferral of EVA Cash Incentive or Bonus under the Incentive Plan.

        (a)        Deferral Elections: Subject to the Limits established by the Committee, each eligible executive may elect to defer the payment of all or part of any EVA Cash Incentive or Bonus under the Incentive Plan which otherwise would be paid for a Plan Year. The Deferral Elections must:

(i) Be in writing;

(ii) Designate the percentage (not less than 15 percent) of the EVA Cash Incentive or Bonus under the Incentive Plan to be deferred for the Plan Year (the “Deferral Percentage);

(iii) Specify the year of payment; and

(iv) Designate the type of payment in accordance with Section 8 (“Payment Election”).

The Deferral Percentage may change from Plan Year to Plan Year; however, the Deferral Percentage for a particular Plan Year may not be changed after the beginning of the Plan Year to which the election relates. The Payment Election may be changed, but an election to change may not be made within 24 months prior to the date payment would have commenced under the original election No payment under an election to change may be made within 24 months after such election to change; provided, however, that, with respect to amounts deferred or vested after December 31, 2004, no payment under an election to change may be made within five (5) years after the date that payment would have commenced. Except with respect to the initial year in which the employee becomes eligible to participate in the Plan, each Deferral Election must be received by the Committee prior to the first day of the Plan Year for which the EVA Cash Incentive or Bonus under the Incentive Plan will be paid. Provided that the executive is again determined to be eligible to participate with identical participation Limits, a Deferral Election will continue in effect for subsequent Plan Years unless the Deferral Percentage is changed or revoked, in writing, on or before the first day of the next Plan Year.

        (b)        Crediting Deferral Amounts to Accounts: Amounts deferred pursuant to subsection (a) of this Section 4(a) (“Deferrals”) shall be credited in Stock Units as of the last day of the month in which such amount would have been paid in cash to a bookkeeping reserve account maintained by the Company (“Stock Unit Account”). The Stock Unit Account shall consist of a Basic Account and a Premium Account. The number of Stock Units credited to a Participant’s Basic Account shall equal 100 percent of the Deferral, divided by the Fair Market Value (as defined in Section 11 hereof) of a Share on the last day of the month in which such Deferral would have been paid but for the Deferral Election pursuant to subsection (a) of this Section 4. The number of Stock Units credited to a Participant’s Premium Account shall equal the Premium Percentage applicable to the Participant, multiplied by the Deferral, divided by the Fair Market Value of a Share on the last day of the month in which such Deferral would have been paid but for the Deferral Election pursuant to subsection (a) of this Section 4. Such calculations shall be carried to three (3) decimal places.

(c) The value of the Stock Units credited to the Participant’s Stock Unit Account shall constitute the Participant’s entire benefit under this Plan.

        6.        Additions to Deferred Accounts. As of each dividend payment date, with respect to Shares, there shall be credited to each Participant’s Stock Unit Account certain Dividend Units which will be an additional number of Stock Units equal to:

(a) The per-share dividend payable with respect to a Share on such date multiplied by

        (b)        The number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend and, if the dividend is payable in cash or property other than Shares, divided by

(c) The Fair Market Value of a Share on such business day.

For purposes of this Section 6, the term “dividend” shall include all dividends, whether normal or special, and whether payable in cash, Shares or other property. The calculation of additional Stock Units shall be carried to three (3) decimal places.

        7.        Vesting of Accounts.

(a) Basic Accounts: All Stock Units credited to a Participant’s Basic Account (and the Dividend Units attributable thereto) pursuant to this Plan shall be at all times fully vested and nonforfeitable.

        (b)        Premium Accounts: All Stock Units credited to a Participant’s Premium Account pursuant to this Plan (and the Dividend Units attributable thereto) shall become 33-? percent vested and nonforfeitable on the first day of the Plan Year next following the date the Stock Units are credited to the Participant’s Premium Account, provided that the Participant is then an employee of the Company. An additional 33-? percent will become vested and nonforfeitable on the first day of each Plan Year thereafter, provided that the Participant is then an employee of the Company. In the event that the Participant dies, becomes disabled, retires at the normal retirement age (determined by the Committee) or terminates employment for any reason within 24 months following a Change of Control, all unvested Stock Units and Dividend Units will immediately become 100 percent vested and nonforfeitable. Additionally, the Committee, in its sole discretion, may accelerate a Participant’s vested percentage if it determines that such action would be in the best interest of the Company.

With respect to amounts deferred or vested after December 31, 2004, a Participant shall be considered to be “disabled” if such Participant:

        (i)        Is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or

        (ii)       Is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving benefits for a period of not less than three (3) months under a disability plan maintained by the Company.

        8.        Payment of Accounts.

        (a)        Time of Distribution: Payment of the vested Stock Units to a Participant shall commence in January of the year of payment specified by the Participant in the Deferral Election. In the event of the death of the Participant before the Participant’s Stock Unit Account has been fully distributed, an immediate lump sum distribution of the Stock Unit Account shall be made to the Participant’s Beneficiary or Beneficiaries in the proportions designated by such Participant. With respect to amounts deferred and vested prior to January 1, 2005, in the event a Participant terminates employment with the Company, whether voluntarily or involuntarily or becomes a part-time employee of the Company (as determined by the Committee), before the Participant’s Stock Unit Account has been fully distributed, the Committee shall have the option, in its sole discretion at any time after such Participant terminates employment or within one year after such participant becomes a part-time employee, to make an immediate lump sum distribution of the vested Stock Units or to commence payment of the vested Stock Units to the Participant in accordance with the Participant’s Deferral Election.

        (b)        Form of Distribution: The total number of vested whole Stock Units in a Participant’s Stock Unit Account shall be paid to the Participant in an equal number of whole Shares. If installment payments are elected, the number of Shares to be paid shall be determined initially by dividing the number of vested Stock Units in the Stock Unit Account by the number of installment payments to be paid rounded to the nearest number of whole Stock Units; each subsequent installment payment shall be determined by dividing the number of then vested Stock Units remaining in the Stock Unit Account by the number of installments remaining to be paid and rounding to the nearest number of whole Stock Units. The Company shall issue and deliver to the Participant Share certificates for payment of Stock Units as soon as practicable following the date on which the Stock Units, or any portion thereof, become payable. If any fractional Stock Unit exists after the single sum or last installment, as the case may be, of Shares is paid to the Participant, such fractional Stock Unit shall be paid to the Participant in cash. The value of such fractional Stock Unit shall be determined by multiplying the fractional Stock Unit by the Fair Market Value of a Share on the business day prior to the date on which the single sum or last installment, as the case may be, of Shares is paid to the Participant.

        (c)        Type of Distribution: Subject to the discretion of the Committee in subsection (a) of this Section 8, distributions will be made from the Stock Unit Account of a Participant in whichever of the following methods the Participant elects at the time of the Deferral Election:

(i) A single sum; or

(ii) Annual installments over a period not to exceed 10 years, as the Participant shall elect.

If all or any portion of the Stock Unit Account is to be distributed in installments, the portion of the Participant’s Stock Unit Account being held for future distribution shall continue to be credited with additional Dividend Units as provided in Section 5.

        9.        Shares Subject to the Plan. Shares that may be issued under the Plan shall be acquired by the Company in open-market transactions, consistent with all applicable rules and regulations regarding the repurchase of securities.

        10.        Adjustments and Reorganization. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its sole discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Shares that may be issued under the Plan, and each Stock Unit or Dividend Unit held in the Stock Unit Accounts. Any adjustments described in the preceding sentence shall be carried to three decimal places.

        11.        Fair Market Value. Fair Market Value of a Share for all purposes under the Plan shall mean, for any particular date,

        (a)        For any period during which the Share shall be listed for trading on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the closing price per Share on such exchange or the NASDAQ as of the close of such trading day, or

        (b)        For any period during which the Share shall not be listed for trading on a national securities exchange or NASDAQ, the market price per Share as determined by a qualified appraiser selected by the Board.

If Fair Market Value is to be determined on a day when the markets are not open, Fair Market Value on that day shall be the Fair Market Value on the most recent preceding day when the markets were open.

        12.        Termination or Amendment of Plan.

        (a)        In General: The Board may, at any time by resolution, terminate, suspend or amend this Plan. If the Plan is terminated by the Board, no Deferrals may be credited after the effective date of such termination, but previously credited Stock Units and Dividend Units shall remain in effect in accordance with the terms and conditions of the Plan.

        (b)        Written Consents: No amendment may adversely affect the right of any Participant to have Dividend Units credited to a Stock Unit Account or to receive any Shares pursuant to the payout of such accounts, unless such Participant consents in writing to such amendment.

        13.        Compliance with Laws.

        (a)        The obligations of the Company to issue any Shares under this Plan shall be subject to all applicable laws, rules and regulations and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Board.

        (b)        Subject to the provisions of Section 12, the Board may take such changes in the design and administration of this Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority.

        14.        Miscellaneous.

        (a)        Unfunded Plan: Nothing contained in this Plan and no action taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Participant, the Participant’s designee or any other person. The Plan shall be unfunded with respect to the Company’s obligation to pay any amounts due, and a Participant’s rights to receive any payment with respect to any Stock Unit Account shall be not greater than the rights of an unsecured general creditor of the Company.

The Company may establish a rabbi trust to accumulate Shares to fund the obligations of the Company pursuant to this Plan. Payment from the rabbi trust of amounts due under the terms of this Plan shall satisfy the obligation of the Company to make such payment. In no event shall any Participant be entitled to receive payment of an amount from the Company that the Participant received from the rabbi trust.

        (b)        Assignment; Encumbrances: The right to have amounts credited to a Stock Unit Account and the right to receive payment with respect to such Stock Unit Account under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges, or charges of the Participant or to claims of the Participant’s creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Stock Unit shall be null and void and of no force and effect whatsoever.

        (c)        Designation of Beneficiaries: A Participant may designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the Participant’s death; provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of such Participant’s death shall have died before the payment became due and the Participant has failed to provide such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the Participant’s executor or administrator.

        (d)        Administration: The Committee shall administer the Plan, including the adoption of rules or the preparation of forms to be used in its operation, and to interpret and apply the provisions hereof as well as any rules which it may adopt. In addition, the Committee may appoint other individuals, firms or organizations to act as agent of the Company carrying out administrative duties under the Plan. Except as may be provided in a rabbi trust, the decisions of the Committee, including, but not limited to, interpretations and determinations of amounts due under this Plan, shall be final and binding on all parties.

        (e)        Governing Law: The validity, construction and effect of the Plan and any actions taken or relating to the Plan, shall be determined in accordance with the laws of the State of Michigan without regard to its conflict of law rules, and applicable federal law.

        (f)        Rights as a Shareholder: A Participant shall have no rights as a stockholder with respect to a Stock Unit until the Participant actually becomes a holder of record of Shares distributed with respect thereto.

        (g)        Notices: All notices or other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the Participant at the address contained in the records of the Company or to the Company at its principal office, as applicable.

CERTIFICATION

        The foregoing Amendment and Restatement of the Plan was duly adopted by the Board of Directors of the Company on April 25, 2005.

HERMAN MILLER, INC. By —————————————— James E. Christenson, Secretary